Putnam Health Sciences Trust Prospectus dated December 30, 2007

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Dear Shareholder:

Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, has recommended, and your fund’s board of trustees has approved, the following changes that will be implemented effective January 2, 2009:

1. The name of the fund will be changed to “Putnam Global Health Care Fund” to reflect the change in investment strategies described below.

2. The fund’s main investment strategies will be changed to focus on investment opportunities worldwide. While the fund has invested in foreign securities to a limited extent in the past, such investments will likely become a larger portion of the fund’s portfolio as a result of this change.

3. The fund’s investment strategies also will be changed to permit the fund’s managers to engage in “short sales,” i.e., sales of securities that the fund does not own at the time of sale, in an effort to profit from anticipated declines in the prices of such securities.

4. The fund’s short-term trading fee will be revised to conform to the standard short-term trading fee applicable to other Putnam Funds investing on an international or global basis.

Putnam Management has recommended these changes because it believes that shareholders will benefit from permitting the fund’s managers to pursue investment opportunities on a worldwide basis instead of focusing largely on U.S. markets. It also believes that shareholders will benefit from the increased diversi-fication and expanded range of investment tools permitted by these broader investment strategies. It is expected that the fund’s foreign equity investments will be in developed foreign markets, although the fund may also invest in emerging markets. In addition, reflecting the somewhat different composition of the global health care markets, the fund’s managers also expect that over time the fund’s portfolio will tend to focus to a greater extent on securities of large pharmaceutical companies.

Implementing these changes in the fund’s portfolio will result in certain brokerage commission and other transaction costs, which are expected to be incurred largely in the first quarter of 2009. Depending on market conditions at the time, these changes could also result in realization of capital gains that would be distributed to shareholders as taxable distributions.

Accordingly, the fund’s prospectus is revised as indicated below to reflect these changes, which will be implemented effective January 2, 2009. Please call 1-800-225-1581 if you have any questions about these matters. Thank you for investing in the

Putnam Funds.

Sincerely,

John A. Hill
Chairman of the Trustees

Fund summary

MAIN INVESTMENT STRATEGIES — STOCKS

This section is revised to read as follows:

We invest mainly in common stocks of companies worldwide in the health care industries. Under normal circumstances, we invest at least 80% of the fund’s net assets in securities of companies in the health care industries. We consider a company to be in the health care industries if, at the time of investment, we determine that at least 50% of the company’s assets, revenues or profits are derived from these industries. We invest mainly in large and midsized companies, although we can invest in companies of any size.

MAIN RISKS

This section is revised to add a fifth bullet point as follows:

>> The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets.

COSTS ASSOCIATED WITH YOUR INVESTMENT

The third asterisk under the Total Annual Fund Operating Expenses table is revised to read as follows:

*** A 1.00% redemption fee (also referred to as a “short-term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase.

What are the fund’s main investment strategies and related risks?

The bullet point entitled “Industry focus” is revised to read as follows:

>> Industry focus. We invest mainly in companies that we consider to be principally engaged in the health care industries, encompassing two main groups of companies. The first group includes companies who manufacture health care supplies or provide health care-related services, including distributors of products, providers of basic health care services and owners and operators of care facilities and organizations. The second group includes companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. Events that affect the health care industries will have a greater effect on the fund than they would on a fund that is more widely diversified among a number of unrelated industries. Examples of such events include technological advances that make existing products and services obsolete, and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and private payment systems, such as increased use of managed care arrangements, may be more likely to adversely affect the fund than if the fund were more widely diversified.

The bullet point entitled “Foreign investments” is revised to read as follows:

>> Foreign investments. Foreign investments involve certain special risks, including:

» Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

» Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

» Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

» Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

» Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

» Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

A bullet point entitled “Short sales” is added as follows:

>> Short sales. We may engage in short sales, which are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security, and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security. The fund’s investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the fund’s share price and make the fund’s returns more volatile. This is because leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio securities. The use of leverage may also cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Policy on excessive short-term trading

The first sentence of the bullet point entitled “Short-term trading fee” is revised to read as follows:

>> Short-term trading fee. The fund will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 90 days or less (including if you purchased the shares by exchange).

254086 11/08